UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2012

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Westpark Drive

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Form 8-K filed on March 6, 2012, on February 29, 2012, the Board of Directors of Sunrise Senior Living, Inc. (the “Company”) appointed Laura McDuffie, the Company’s then Senior Vice President and Co-Head of Operations, as the Company’s Head of Operations.

On March 12, 2012, the Compensation Committee of the Board of Directors set Ms. McDuffie’s target and maximum 2012 annual incentive bonus opportunities as Head of Operations at 75% and 100% of her base salary of $300,000, respectively. Her base salary as Head of Operations did not change from her previous base salary. Her 2012 annual incentive bonus opportunity as Co-Head of Operations had been up to 75% of her base salary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: March 16, 2012	By:	/s/ C. Marc Richards
		Name:	C. Marc Richards
		Title:	Chief Financial Officer

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